UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  April 30, 2014

Winmark Corporation

(Exact Name of Registrant as Specified in Its Charter)

Minnesota

(State or Other Jurisdiction of Incorporation)

000-22012	41-1622691
(Commission File Number)	(I.R.S. Employer Identification Number)

605 Highway 169 North, Suite 400, Minneapolis, Minnesota 55441

(Address of Principal Executive Offices)  (Zip Code)

(763) 520-8500

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07                                           Submission of Matters to a Vote of Security Holders

(a-b) At the Annual Shareholders meeting held on April 30, 2014, Winmark Corporation (the “Company”) submitted to vote of security-holders the following matters that received the indicated votes:

1.              Set the number of members of the Board of Directors at seven:

FOR:	3,715,670
AGAINST:	417
ABSTAIN:	5,188
BROKER NON-VOTE:	453,042

2.              Election of Directors:

NOMINEE	FOR	WITHHOLD	BROKER NON-VOTE
John L. Morgan	3,619,213	101,362	453,042
Lawrence A. Barbetta	3,620,846	99,729	453,042
Jenele C. Grassle	3,620,067	100,508	453,042
Kirk A. MacKenzie	3,619,987	100,588	453,042
Paul C. Reyelts	3,620,068	100,507	453,042
Mark L. Wilson	3,620,068	100,507	453,042
Steven C. Zola	3,619,736	100,839	453,042

3.              Approve an amendment to the 2010 Stock Option Plan to increase the shares available from 250,000 to 500,000 and include a per annum limitation on the number of options granted to any one individual:

FOR:	3,573,863
AGAINST:	145,650
ABSTAIN:	1,762
BROKER NON-VOTE:	453,042

4.              Approve an amendment to the Stock Option Plan for Nonemployee Directors to increase the shares available from 300,000 to 350,000:

FOR:	3,601,660
AGAINST:	117,653
ABSTAIN:	1,962
BROKER NON-VOTE:	453,042

5.              Ratify the appointment of GRANT THORNTON, LLP as independent registered public accounting firm for the 2014 fiscal year.

FOR:	4,167,598
AGAINST:	3,208
ABSTAIN:	3,511
BROKER NON-VOTE:	0

Item 7.01                                           Regulation FD Disclosure

On April 30, 2014, the Company announced in a press release that its Board of Directors has approved the payment of a cash dividend to its shareholders.  The quarterly dividend of $0.06 per share will be paid on June 2, 2014 to shareholders of record on the close of business on May 14, 2014.  Future dividends will be subject to Board approval.  A copy of the press release is attached as Exhibit 99.1 of this Current Report on Form 8-K.

Item 8.01                                           Other Events

On April 30, 2014, the Company announced in a press release that its Board of Directors has approved the payment of a cash dividend to its shareholders.  The quarterly dividend of $0.06 per share will be paid on June 2, 2014 to shareholders of record on the close of business on May 14, 2014.  Future dividends will be subject to Board approval.  A copy of the press release is attached as Exhibit 99.1 of this Current Report on Form 8-K.

Item 9.01                                           Financial Statements and Exhibits

(d)                               Exhibits

99.1	Press Release dated April 30, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WINMARK CORPORATION

Date: May 1, 2014	By:	/s/Anthony D. Ishaug
Anthony D. Ishaug
Chief Financial Officer and Treasurer

EXHIBIT INDEX

to

Form 8-K

Winmark Corporation

Exhibit Number	Exhibit Description

99.1	Press Release dated April 30, 2014